                                        MORGAN GRENFELL
                                        SMALLCAP FUND, INC.


Semi-Annual Report June 30, 1999

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

Dear Shareholder,
    Small cap stock returns were strong during the semi-annual period for the six months ending June 30, 1999. The Fund outperformed its benchmark S&P 600 Index by 130 basis points (6.3% vs. 5.0%) based upon the Fund's NAV and 470 basis points based upon the Fund's market value (9.7% vs. 5.0%).
    This gain was due in part to increased breadth in the market during the second quarter of the year. In the three months ending June 30, 1999, small cap stocks outperformed large cap stocks, with the S&P 600 rising 15.4% compared to the S&P 500's gain of 7.0%. This marks the widest margin of small cap outperformance since the third quarter of 1997. The Morgan Grenfell SMALLCap Fund followed suit, posting a strong return of 12.8%.
    Other reasons for the recent outperformance of small cap stocks include greater confidence in the durability of the current economic expansion and stable Asian and Latin American markets. These factors spurred increased diversification and rotation toward cyclical and small cap stocks.

              AVERAGE TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 1999 (based upon the Fund's NAV)
                                                                          Annualized   Annualized   Annualized   Annualized
                                                   6 Months     1 Year      3 Year       5 Year       10 Year     Inception
                                                    Return      Return      Return       Return       Return       to Date
SMALLCap Fund                                           6.3%       -1.1%       11.4%        18.3%        13.2%        11.4%
S&P 600 Index                                           5.0%       -2.3%       12.4%        16.6%        12.4%        10.1%
Russell 2000 Index                                      9.3%        1.5%       11.2%        15.4%        12.4%        10.6%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SMALLCAP FUND        S&P 600 INDEX     RUSSELL 2000 INDEX

5/6/87                    1,000              1,000                  1,000
                            957                891                    923
12/89                     1,198              1,015                  1,073
                          1,038                774                    864
12/91                     1,575              1,150                  1,262
                          1,635              1,392                  1,494
12/93                     1,776              1,653                  1,777
                          1,719              1,574                  1,744
12/95                     2,459              2,046                  2,241
                          2,959              2,482                  2,610
12/97                     3,397              3,117                  3,194
                          3,488              3,076                  3,112
6/30/99                   3,707              3,231                  3,401

INITIAL INVESTMENT: $1,000

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                               HISTORICAL RETURNS

                                                                               SMALLER COMPANIES
                                                                  SMALLCAP    --------------------    LARGER COMPANIES
                                                                    FUND                  RUSSELL   --------------------
PERIOD ENDED                                                         NAV       S&P 600     2000      S&P 500    D.J.I.A
---------------------------------------------------------------  -----------  ---------  ---------  ---------  ---------
6/30/99                                                                 6.3%        5.0%       9.3%      12.4%     20.5%
1998                                                                    2.7%       -1.3%      -2.6%      28.6%     18.2%
1997                                                                   14.8%       25.6%      22.4%      33.4%     24.9%
1996                                                                   20.3%       21.3%      16.5%      23.0%     28.9%
1995                                                                   43.1%       30.0%      28.5%      37.6%     36.9%
1994                                                                   -3.2%       -4.8%      -1.8%       1.3%      5.0%
1993                                                                    8.6%       18.8%      18.9%      10.1%     17.0%
1992                                                                    3.8%       21.1%      18.4%       7.6%      7.4%
1991                                                                   51.8%       48.5%      46.0%      30.5%     24.3%
1990                                                                  -13.4%      -23.7%     -19.5%      -3.1%     -0.5%
1989                                                                   25.2%       13.9%      16.3%      31.7%     32.2%
1988                                                                   19.1%       19.5%      25.0%      16.6%     16.2%
Total Return from Inception (5/6/87)                                 270.63%      223.1%     240.1%     564.3%    573.4%

                              PORTFOLIO STRUCTURE
THE FUND'S ECONOMIC SECTOR ALLOCATIONS CHANGED AS FOLLOWS DURING THE FIRST HALF
                                    OF 1999.

                                                                      MARKET
                                      NUMBER                           VALUE                       PERCENTAGE OF
                                   OF COMPANIES                      (000,000)                       PORTFOLIO
                           -----------------------------   -----------------------------   -----------------------------
                            JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
     ECONOMIC SECTOR          1999            1998            1999            1998            1999            1998         CHANGE
-------------------------  -----------   ---------------   -----------   ---------------   -----------   ---------------   ------
Technology                       20              19            30.3            27.8              25%             24%          +1
Consumer                         18              15            26.7            25.5              22%             22%           0
Healthcare                       15              18            16.3            17.0              13%             15%          -2
Credit Sensitive                  9              11            16.2            19.0              13%             16%          -3
Energy                            5               4            11.0             4.6               9%              4%          +5
Service Companies                 4               4             6.1             6.9               5%              6%          -1
Process Industries                6               6             5.6             4.9               5%              4%          +1
Transportation                    3               4             5.5             4.4               4%              4%           0
Capital Goods                     1               1             0.1             0.2               0%              0%           0
                              -----           -----           -----           -----           -----           -----        ------
Total Equities                   81              82           117.8           110.3              96%             95%          +1
                              -----           -----
                              -----           -----
Cash and Cash Equivalents                                       5.6             6.3               4%              5%          -1
                                                              -----           -----           -----           -----        ------
Total Fund                                                    123.4           116.6             100%            100%          --
                                                              -----           -----           -----           -----        ------
                                                              -----           -----           -----           -----        ------

--------------------------------------------------------------------------------

                              TEN LARGEST HOLDINGS
                                (JUNE 30, 1999)

                                            PERCENTAGE OF   STOCK
                 COMPANY                     NET ASSETS     SYMBOL   BUSINESS FOCUS
------------------------------------------  -------------   ------   ------------------------------
  1.  Mercury Interactive Corp.                   3.1%       MERQ    Automated Software Testing
                                                                     Tools
  2.  US Freightways Corp.                        3.1%       USFC    Regional Motor Carrier
                                                                     High Bandwidth Silicon
  3.  Applied Micro Circuits Corp.                3.0%       AMCC    Solutions
                                                                     Specialty Pharmaceuticals
  4.  Priority Healthcare Corp.                   2.8%       PHCC    Distributor
                                                                     Oil and Gas Exploration &
  5.  Devon Energy Corp.                          2.8%       DVN     Production
  6.  BJ Services                                 2.6%       BJS     Petroleum Industry Services
                                                                     Telecommunications Engineering
  7.  Dycom Industries Inc.                       2.6%        DY     Services
                                                                     Electronic Equipment
  8.  Scientific-Atlanta, Inc.                    2.3%       SFA     Manufacturer
                                                                     Communication & Information
  9.  COMSAT Corp.                                2.2%        CQ     Services
 10.  Lennar Corp.                                2.2%       LEN     Residential Home Builder
                                               ------
                                                 26.7%
                                               ------
                                               ------

The Fund focuses primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund was $1.4 billion as of June 30, 1999.

ITEMS OF SHAREHOLDER INTEREST

Concurrent with the acquisition of Bankers Trust by Deutsche Bank, there have been certain personnel changes. James Minnick has resigned from Morgan Grenfell Inc. Joseph Incandela, currently an active board member, will replace Mr. Minnick as president and chairman of the Fund board. David Baratta has resigned from the firm and has been replaced by Mary Dugan, a portfolio manager covering consumer products on behalf of Bankers Trust. She is now an officer of Morgan Grenfell. The unanimous decision to appoint Audrey Jones to the Board was made in April, given her integral involvement with the Fund since its inception. We continue to believe that we have the right organizational infrastructure to support the Fund and produce superior returns for our shareholders.

STRATEGY AND OUTLOOK

An improving global stock market environment and broad-based economic strength across most US sectors will be instrumental in continuing to spur a migration of institutional portfolios into smaller stocks and cyclical names. Inflation fears appear overdone, especially since technological advancements and a competitive labor pool worldwide should continue to keep labor inflation in check. In the quarter ahead, sentiment will likely be dominated by corporate earnings reports and US economic data releases that will be scrutinized in anticipation of the Federal Reserve's August Federal Open Market Committee meeting.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    Signs of a significant economic slowdown or mounting inflationary pressures would dampen sentiment, as would potential earnings shortfalls. However, given across-the-board strength in consumer demand and confidence, along with tighter labor markets, the relatively under-followed, small cap stock universe has a higher potential for positive earnings surprises than their large cap counterparts. This should spark renewed interest and provide added momentum to small cap names. In coming months, Y2K compliance issues could take the spotlight.
    As individual investors assume growing responsibility for their own retirement planning, mutual fund flows (especially into corporate-sponsored plans) continue to be an important source of liquidity. As these individuals' comfort level with equity investing increases, they are also likely to diversify investments to include small cap stocks.
    The small cap universe contains over 6,000 companies, representing well over 90% of all publicly-traded domestic companies, and is an excellent source for identifying successful ventures at an early stage in their growth cycle. The US economy, with its high level of entrepreneurial activity and venture capital backing, should continue to provide many attractive investment opportunities as early stage private companies shift to public ownership. Restructuring and consolidation also create opportunities for small cap investors.
    Our investment strategy is to continue to find companies with above-average growth selling at reasonable valuations. Our team will continue to focus primarily on individual stock selection with the goal of providing value-added performance relative to the universe of US smaller companies. Earnings disappointments continue to present the primary investment risk.
    Our primary goal is to provide superior investment results for the Fund and thus strong returns for our shareholders. Again, thank you for your continued support as a shareholder of the Fund.

Sincerely,

/s/ Audrey M. T. Jones

Audrey M. T. Jones
Director
Morgan Grenfell SMALLCap Fund, Inc.
Executive Vice President
Morgan Grenfell Inc.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.2%
CAPITAL GOODS -- 0.1%
  Brunswick Technologies*                                                             30,300    $     164,756
                                                                                                -------------
CONSUMER -- 22.0%
  Bally Total Fitness Holding*                                                        83,400        2,366,475
  Championship Auto Racing Teams, Inc.*                                               48,600        1,454,963
  Cheap Tickets, Inc.*                                                                18,100          660,650
  Corporate Executive Board Co.*                                                      44,700        1,589,644
  Daisytek International Corp.*                                                       98,900        1,613,306
  Damark International*                                                              139,950        1,172,081
  Furniture Brands International, Inc.*                                               75,900        2,115,713
  Garden Ridge*                                                                      191,240          908,390
  Insight Enterprises, Inc.*                                                          58,912        1,458,072
  Marketing Services Group, Inc.*                                                     39,500        1,034,406
  Micro Warehouse*                                                                   131,800        2,355,925
  Mohawk Industries*                                                                  58,800        1,786,050
  Papa John's International, Inc.*                                                    47,100        2,104,781
  Petsmart*                                                                          237,700        2,436,425
  Pier 1 Imports, Inc.                                                                12,100          136,125
  PJ America, Inc.*                                                                   20,300          430,106
  Tractor Supply Co.*                                                                 72,600        1,982,887
  Zale Corp.*                                                                         27,300        1,092,000
                                                                                                -------------
                                                                                                   26,697,999
                                                                                                -------------
CREDIT SENSITIVE -- 13.4%
  Astoria Financial Corp.                                                             31,655        1,390,842
  Bank United Corp.                                                                   32,500        1,306,094
  Dime Bancorp                                                                       117,300        2,360,663
  D.R. Horton, Inc.                                                                   99,200        1,649,200
  Golden State Bancorp, Inc.*                                                        102,350        2,251,700
  Insurance Management Solutions Group, Inc.*                                         15,600          132,600
  Lennar Corp.                                                                       109,000        2,616,000
  LNR Property Corp.                                                                 113,650        2,429,269
  Paine Webber Group, Inc.                                                            43,875        2,051,156
                                                                                                -------------
                                                                                                   16,187,524
                                                                                                -------------
ENERGY -- 9.1%
  BJ Services*                                                                       108,500        3,193,969
  Devon Energy Corp.                                                                  94,400        3,374,800
  Global Industries, Ltd.*                                                           183,400        2,349,813
  Input/Output, Inc.*                                                                 72,000          544,500
  Marine Drilling Companies, Inc.*                                                   111,200        1,522,050
                                                                                                -------------
                                                                                                   10,985,132
                                                                                                -------------
HEALTHCARE -- 13.5%
  Accredo Health, Inc.*                                                               22,200          727,050
  Alkermes, Inc.*                                                                     26,300          608,187
  Beverly Enterprises, Inc.*                                                          72,300          582,919
  Bindley Western Industries, Inc.                                                   101,200        2,333,925
  Cell Genesys, Inc*                                                                 107,500          483,750
  Collagen                                                                            31,000          426,250
  Dendrite International, Inc.*                                                       36,100        1,304,112
  Enzon, Inc.*                                                                        60,700        1,255,731
  IVAX Corp.                                                                         126,100        1,781,163
  MedPartners, Inc.*                                                                 115,700          874,981
  Nanogen*                                                                            80,600          554,125

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
  Priority Healthcare Corp., Cl A*                                                    27,349    $     943,540
  Priority Healthcare Corp., Cl B*                                                    71,450        2,465,025
  Sonosite Inc.*                                                                      47,799          812,583
  Sunrise Assisted Living, Inc.*                                                      34,300        1,196,213
                                                                                                -------------
                                                                                                   16,349,554
                                                                                                -------------
PROCESS INDUSTRIES -- 4.6%
  Armco, Inc.*                                                                       102,700          680,387
  Bowater                                                                             30,800        1,455,300
  Carbo Ceramics                                                                       9,500          289,156
  CompX International*                                                                33,600          600,600
  PH Glatfelter                                                                       92,900        1,358,663
  Rayonier                                                                            24,700        1,230,369
                                                                                                -------------
                                                                                                    5,614,475
                                                                                                -------------
SERVICE COMPANIES -- 4.9%
  American Tower Corp.                                                                65,800        1,579,200
  COMSAT Corp.                                                                        82,700        2,687,750
  Kroll-OGara Co.*                                                                    42,800          944,275
  Price Communications Corp.*                                                         51,700          775,500
                                                                                                -------------
                                                                                                    5,986,725
                                                                                                -------------
TECHNOLOGY -- 25.0%
  AdForce, Inc.*                                                                      23,400          549,900
  Allegiance Telecom, Inc.*                                                            8,300          455,462
  Applied Micro Circuits Corp.*                                                       44,700        3,676,575
  BEA Systems, Inc.*                                                                  39,600        1,131,075
  Cognex Corp.*                                                                       18,700          590,219
  DII Group, Inc.*                                                                    27,500        1,026,094
  Dycom Industries Inc.*                                                              56,275        3,151,400
  Infospace.com, Inc.*                                                                27,300        1,283,100
  Mercury Interactive Corp.*                                                         106,200        3,756,825
  Microchip Technology, Inc.*                                                         38,900        1,842,887
  Pairgain Technologies, Inc.*                                                        57,600          662,400
  Pegasus Systems, Inc.*                                                              22,100          827,369
  Pinnacle Systems*                                                                   59,800        2,010,775
  Polycom, Inc.*                                                                      38,000        1,482,000
  Rational Software, Corp.*                                                           30,600        1,007,888
  Scientific-Atlanta, Inc.                                                            76,300        2,746,800
  Symantec Corp.*                                                                     32,800          836,400
  Terayon Communicatons Systems, Inc.*                                                12,700          709,612
  Transwitch Corp.*                                                                   23,000        1,089,625
  Whittman-Hart, Inc.*                                                                45,300        1,438,275
                                                                                                -------------
                                                                                                   30,274,681
                                                                                                -------------
TRANSPORTATION -- 4.6%
  Atlantic Coast Airlines*                                                            56,700        1,077,300
  Tidewater, Inc.                                                                     23,700          722,850
  US Freightways Corp.                                                                80,700        3,737,419
                                                                                                -------------
                                                                                                    5,537,569
                                                                                                -------------
  TOTAL COMMON STOCKS
    (Cost $85,773,077)                                                                            117,798,415
                                                                                                -------------
  TOTAL INVESTMENTS -- 97.2%
    (Cost $85,773,077)                                                                          $ 117,798,415
                                                                                                -------------
OTHER ASSETS AND LIABILITIES, NET -- 2.8%                                                           3,394,339
                                                                                                -------------
  NET ASSETS - 100%                                                                             $ 121,192,754
                                                                                                -------------
                                                                                                -------------
*Non-income producing security

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- JUNE 30, 1999 (UNAUDITED)

ASSETS
  Investment at Value (cost $85,773,077)            $117,798,414
  Cash                                                 5,601,554
  Receivable for Securities Sold                         479,879
  Dividend and Interest Receivable                        18,518
                                                    ------------
Total Assets                                        $123,898,365
                                                    ------------
LIABILITIES
  Due to Advisor                                    $     96,951
  Payable for Securities Purchased                     2,484,625
  Accrued Expenses and Other                             124,035
                                                    ------------
Total Liabilities                                   $  2,705,611
                                                    ------------
Net Assets                                          $121,192,754
                                                    ------------
                                                    ------------
SHARES OUTSTANDING AT JUNE 30, 1999                    9,802,054
NET ASSET VALUE PER SHARE AT JUNE 30, 1999          $      12.36

COMPOSITION OF NET ASSETS
  Common Stock; (150,000,000 shares authorized
    $0.01 par value) Based
    on Outstanding Shares of Common Stock           $     98,021
  Capital in Excess of Par Value                      93,411,084
  Accumulated Net Investment Loss                       (477,253)
  Accumulated Net Realized Loss from Securities       (3,864,435)
  Net Unrealized Appreciation on Investments          32,025,337
                                                    ------------
NET ASSETS, JUNE 30, 1999                           $121,192,754
                                                    ------------
                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Dividends                                         $  169,026
  Interest                                             101,394
                                                    ----------
  Total Investment Income                              270,420
EXPENSES:
  Investment Advisory Fees                             553,688
  Administration and Services Fees                      33,221
  Registration & Filing Fees                            14,661
  Custody Fee                                           19,040
  Professional Fees                                     34,752
  Printing Fees                                         37,636
  Directors' Fees and Expenses                          37,842
  Miscellaneous Expenses                                16,833
                                                    ----------
  Total Expenses                                       747,673
                                                    ----------
NET INVESTMENT LOSS                                   (477,253)
                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Loss from Investment Transactions      (135,374)
  Net Change in Unrealized Appreciation on
    Investments                                      7,762,143
                                                    ----------
  Net Realized and Unrealized Gain on Investments    7,626,769
                                                    ----------
  NET INCREASE IN NET ASSETS FROM OPERATIONS        $7,149,516
                                                    ----------
                                                    ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- FOR THE PERIOD AND YEAR ENDED JUNE 30, (UNAUDITED) AND DECEMBER 31,

                                          ------------  ------------
                                              1999          1998
                                          ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net Investment Gain (Loss)              $   (477,253) $    133,999
  Net Realized Gain (Loss) on
    Investments                               (135,374)    1,071,118
  Net Change in Unrealized Appreciation
    on Investments                           7,762,143     1,509,104
                                          ------------  ------------
  Net Increase in Net Assets from
    Operations                               7,149,516     2,714,221
                                          ------------  ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net Investment Income                             --      (133,999)
  Net Realized Gain from Investment
    Transactions                                    --      (768,061)
  Return of Capital                                 --    (1,154,589)
                                          ------------  ------------
  Total Distributions                               --    (2,056,649)
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Net Proceeds from Shares Reinvested               --     7,888,517
  Reissuance of Treasury Shares                     --     7,352,811
  Cost of Treasury Shares Purchased                 --    (3,468,865)
                                          ------------  ------------
NET INCREASE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS                                      --    11,772,463
                                          ------------  ------------
  Total Increase in Net Assets               7,149,516    12,430,035
NET ASSETS
  Beginning of Period                      114,043,238   101,613,203
                                          ------------  ------------
  End of Period                           $121,192,754  $114,043,238
                                          ------------  ------------
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Shares Reinvested                                 --       713,358
  Reissuance of Treasury Shares                     --       647,700
  Treasury Shares Purchased                         --      (333,200)
                                          ------------  ------------
  Increase in Capital Shares from
    Institutional Share Transactions                --     1,027,858
                                          ------------  ------------
                                          ------------  ------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

    Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the six month period ended June 30, 1999 (unaudited) and the five years ended December 31, 1998. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                           ------------
                           PERIOD ENDED         --------------------------------------------------
                             JUNE 30,                        YEARS ENDED DECEMBER 31,
                               1999        ------------------------------------------------------------
                            (UNAUDITED)       1998         1997         1996        1995        1994
                           -------------   ----------   ----------   ----------   ---------   ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period         $  11.63     $    11.58   $    12.23   $    12.31   $   10.21   $   11.85
  Net investment income
    (loss)                       (0.05)          0.01        (0.09)       (0.06)      (0.00)      (0.07)
  Net realized and
    unrealized gains
    (losses)                      0.78           0.25         1.78         2.18        4.23       (0.34)
                           -------------   ----------   ----------   ----------   ---------   ---------
Total from investment
  operations                  $   0.73     $     0.26   $     1.69   $     2.12   $    4.23   $   (0.41)
Less distributions from:
  Net investment income             --          (0.01)          --           --          --          --
  Realized capital gains            --          (0.08)       (2.34)       (1.60)      (2.13)      (1.23)
  Return of capital                 --          (0.12)          --           --          --          --
                           -------------   ----------   ----------   ----------   ---------   ---------
Total distributions           $     --     $    (0.21)  $    (2.34)  $    (1.60)  $   (2.13)  $   (1.23)
                           -------------   ----------   ----------   ----------   ---------   ---------
Dilution due to rights
  offering                          --             --           --        (0.60)         --          --
                           -------------   ----------   ----------   ----------   ---------   ---------
Net asset value, end of
  period                      $  12.36     $    11.63   $    11.58   $    12.23   $   12.31   $   10.21
                           -------------   ----------   ----------   ----------   ---------   ---------
                           -------------   ----------   ----------   ----------   ---------   ---------
Market value per share,
  end of period               $  10.63     $     9.69   $    11.13   $    10.50   $   12.63   $    8.88

TOTAL INVESTMENT RETURN:
Based on net asset value
  per share                       6.28%          2.66%       +14.8%       +20.3%      +43.1%       -3.2%
Based on market value per
  share                           9.68%        -10.99%       +28.5%       +17.5%      +42.3%       -7.1%

RATIOS TO AVERAGE NET
  ASSETS:
Expenses                          1.35%*         1.56%        1.42%        1.76%       1.51%       1.52%
Net investment income
  (loss)                         (0.86%)*        0.12%       (0.66)%      (0.57)%     (0.03)%     (0.59)%

SUPPLEMENTAL DATA:
Net assets at end of year
  (000 omitted)               $121,193     $  114,043   $  101,613   $  111,135   $  74,402   $  59,093
Average net assets during
  year (000 omitted)          $111,655     $  110,974   $  114,953   $   99,372   $  72,202   $  66,064
Portfolio turnover                  65%           116%         101%         162%        110%        105%

  *  ANNUALIZED.
            AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- JUNE 30, 1999 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Morgan Grenfell SMALLCap Fund, Inc. ("the Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.
    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP").
    PORTFOLIO VALUATION--Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.
    SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
    EXPENSES--Expenses that are directly related to the Fund are charged directly to the Fund.
    FEDERAL INCOME TAXES--It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes. As of December 31, 1998, the Fund had available realized capital losses to offset future net capital gains of $2,426,966 which expire on December 31, 2006.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid in capital in the period that the difference arises.
    USE OF ESTIMATES--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results could differ from those estimates.

2. ADMINISTRATION, INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

By an agreement dated August 27, 1998, the Fund entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee of 0.06% based upon the aggregate average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. As of June 30, 1999, the fees earned by the Administrator were approximately $33,221.
    Prior to October 13, 1998, SEI Financial Management Corporation served as the Fund's administrator and received an annual fee based on the aggregate average daily net assets of the Fund and Funds of the Morgan Grenfell Investment Trust.
    The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Inc. ("MG"). Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of 1.00% of the Fund's average daily net assets.
    Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MG.

3. CAPITAL SHARE TRANSACTIONS

During 1998, 333,200 of the Fund's shares of outstanding common stock were purchased in the open market by the Fund for re-issuance to shareholders participating in the Dividend Reinvestment Plan. All

--------------------------------------------------------------------------------

such treasury shares, including those acquired in 1997, were reissued during 1998 in accordance with the Plan.

4. INVESTMENT TRANSACTIONS

The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the year ended June 30, 1999, excluding short-term investments, were $71,411,012 and $71,619,608, respectively.

5. DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.
    Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their NAV or (ii) 95% of the market price. If shares of the Fund are trading at a discount, i.e., the NAV exceeds the then-current market price, the Plan Agent or its designee will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or else-where, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices below net asset value, and, in such event, the Fund itself may in its discretion issue the required shares at net asset value. There will be no brokerage charges for shares directly issued by the Fund, however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.
    Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.

SHAREHOLDER INFORMATION SERVICE
--------------------------------------------------------------------------------

MORGAN GRENFELL INC. (THE ADVISOR TO THE MORGAN GRENFELL SMALLCAP FUND) IS A SUBSIDIARY OF MORGAN GRENFELL ASSET MANAGEMENT LIMITED (MGAM), WHICH IN TURN IS A SUBSIDIARY OF DEUTSCHE MORGAN GRENFELL GROUP PLC (DMG) AND IS RESPONSIBLE FOR THE DEUTSCHE BANK GROUP'S INSTITUTIONAL INVESTMENT MANAGEMENT ACTIVITIES WORLDWIDE. MORGAN GRENFELL WAS FOUNDED IN 1838 AND IS ONE OF THE UK'S LEADING MERCHANT BANKS AND ASSET MANAGEMENT GROUPS. SINCE 1990, MORGAN GRENFELL HAS BEEN A WHOLLY-OWNED SUBSIDIARY OF DEUTSCHE BANK, AG, ONE OF THE LARGEST FINANCIAL INSTITUTIONS IN THE WORLD. CURRENTLY MGAM MANAGES IN EXCESS OF $170 BILLION FOR A WIDE RANGE OF PENSION, CORPORATE, INSURANCE, LOCAL AUTHORITY, GOVERNMENT AND PRIVATE CLIENTS WORLDWIDE.
    Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."
    In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                        SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-550-6426. The Fund's net asset value is reported each week in THE WALL STREET JOURNAL and BARRON'S. You may also visit our website at www.morgan-grenfell.com.

                              THE BANK OF NEW YORK
                                 1-800-524-4458

                       ADDRESS SHAREHOLDER INQUIRIES TO:
                     SHAREHOLDER RELATIONS DEPARTMENT - 11E
                                 P.O. BOX 11258
                             CHURCH STREET STATION
                               NEW YORK, NY 10286

                  E-MAIL ADDRESS: SHAREOWNER-SVCS@BANKOFNY.COM

                 THE BANK OF NEW YORK'S STOCK TRANSFER WEBSITE:
                           HTTP://STOCK.BANKOFNY.COM

             SEND CERTIFICATES FOR TRANSFER AND ADDRESS CHANGES TO:
                      RECEIVE AND DELIVER DEPARTMENT - 11W
                                 P.O. BOX 11002
                             CHURCH STREET STATION
                               NEW YORK, NY 10286

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND, INC.

JAMES E. MINNICK
PRESIDENT AND CHAIRMAN

ROBERT E. GREELEY
DIRECTOR
President
Page Mill Asset Management Ltd.

JOSEPH J. INCANDELA
DIRECTOR
Private Equity Investor

RICHARD D. WOOD
DIRECTOR
Consultant

AUDREY M.T. JONES
DIRECTOR
Executive Vice President
Morgan Grenfell Inc.

JOHN P. CALLAGHEN
EXECUTIVE VICE PRESIDENT
Morgan Grenfell Inc.

JOAN A. BINSTOCK
TREASURER
Executive Vice President
Chief Operating Officer
Morgan Grenfell Inc.

TRACIE E. RICHTER
ASSISTANT TREASURER
Vice President
Morgan Grenfell Inc.

JAMES A. CAPEZZUTO
SECRETARY
Vice President - Legal Officer
Morgan Grenfell Inc.

WILLIAM M. O'DELL
ASSISTANT SECRETARY
Vice President
Morgan Grenfell Inc.

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

TRANSFER AGENT
The Bank of New York
101 Barclay Street
New York, NY 10154

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

INVESTMENT ADVISOR
Morgan Grenfell Inc.
885 Third Avenue
32nd Floor
New York, NY 10022

ADMINISTRATOR
Morgan Grenfell Inc.
150 South Independence Square West
7th Floor
Philadelphia, PA 19106

                                                                 MG-F-90-0699-01